Exhibit 10.89
Loan Agreement

This Agreement is entered into in Anyang City on 31 March 2010, by and between:

Lender: Anyang Jindu Coal Co., Ltd.

Borrower: Henan Shuncheng Group Coal Coke Co., Ltd

Article 1	Loan

The Lender and Borrower hereby confirms that the outstanding balance of loan provided by the Lender to the Borrower is RMB 40,278,386.49 (the “Loan”) as of 31 March 2010.

Article 2	Interest

Parties hereof agree that any loan provided by the Lender to the Borrower is free of any interest.

Article 3	Governing Law and Dispute Settlement

This Agreement is subject to laws and regulations of the People’s Republic of China. In case there is any dispute arising from this Agreement, Parties hereof shall settle it through friendly negotiation; if a settlement fails to be reached, each party to this Agreement may submit the dispute to the competent court for a decision.

Article 4	Coming into Effective

This Agreement shall come into effective upon execution by parties hereof. This Agreement is executed in duplicate, one for each party.

(No Text Below)

This page is only for signature:

Lender: Anyang Jindu Coal Co., Ltd.

Legal Representative/
Authorized Representative: /s/ Yeung Kwok Hing

Borrower: Henan Shuncheng Group Coal Coke Co., Ltd
(Company seal)

Legal Representative/
Authorized Representative: /s/ Cheng Zhi Kwan